Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO SECOND AMENDED AND
RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of March 20, 2019, is made with respect to the Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of March 1, 2019 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among MONROE CAPITAL CORPORATION, a Maryland corporation (the “Borrower”), the lenders party to the Credit Agreement from time to time (the “Lenders”), and ING CAPITAL LLC, as administrative agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower; and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment.

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I AMENDMENTS TO CREDIT AGREEMENT

1.1.         Effective as of the Amendment No. 1 Effective Date, and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:

(a)   The term “2023 Notes” in Section 1.01 of the Credit Agreement is hereby amended and restated by the following:

“2023 Notes” shall mean the Borrower’s 5.75% Notes due October 31, 2023 in an aggregate principal amount of up to $109,000,000 outstanding at any time, and without giving effect to any other amendment or modification thereto made after the Amendment No. 1 Effective Date (other than any modification made no later than one (1) Business Day after the Amendment No. 1 Effective Date, the sole purpose of which is to issue additional notes under the relevant indenture, subject to the aforementioned aggregate principal amount limitation).

(b)   Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term thereto in its proper alphabetical order:

“Amendment No. 1 Effective Date” means March 20, 2019.

SECTION II MISCELLANEOUS

2.1.         Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date (such date, the “Amendment No. 1 Effective Date”) on which the Obligors shall have satisfied each of the following conditions precedent:

(a)   Documents. The Administrative Agent shall have received, from the Required Lenders and each Obligor, either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic mail of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

(b)   Consents. Each Obligor shall have obtained and delivered to the Administrative Agent certified copies of all consents, approvals, authorizations, registrations, or filings required to be made or obtained by such Obligor and all guarantors in connection with this Amendment, such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired and no investigation or inquiry by any Governmental Authority regarding this Amendment or any transaction being financed with the proceeds of the Loans shall be ongoing.

(c)   Default. No Default or Event of Default shall have occurred and be continuing under the Credit Agreement or this Amendment, nor any default or event of default that permits acceleration of any Material Indebtedness, immediately before and after giving effect to this Amendment, any incurrence of Indebtedness hereunder or thereunder and the use of proceeds hereof or thereof on a pro forma basis.

(d)   Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request in form and substance satisfactory to the Administrative Agent.

2.2.         Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Obligor represents and warrants to the Administrative Agent and each of the Lenders that, as of the date hereof and after giving effect to this Amendment:

(a)   This Amendment and the Credit Agreement (as amended by this Amendment) have been duly authorized, executed and delivered by each Obligor and constitutes a legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)   The representations and warranties set forth in Article III of the Credit Agreement and the representations and warranties in each other Loan Document are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the date hereof or as to any such representations and warranties that refer to a specific date, as of such specific date.

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2.3.         Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

2.4.         Payment of Expenses. The Borrower agrees to pay and reimburse, pursuant to Section 9.03 of the Credit Agreement (as amended by this Amendment), the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment.

2.5.         GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

2.6.         WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

2.7.         Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09 and 9.12 of the Credit Agreement (as amended hereby) are hereby incorporated by reference mutatis mutandis as if fully set forth herein.

2.8.         Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, any Lender or any Obligor under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.

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2.9.         Consent and Affirmation. Without limiting the generality of the foregoing, by its execution hereof, each Obligor hereby, as of the date hereof, (i) consents to this Amendment and the transactions contemplated hereby, (ii) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (iii) affirms its obligations under the Guarantee and Security Agreement and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations, and (iv) acknowledges and affirms that such grant is in full force and effect in respect of, and to secure, the Secured Obligations.

2.10.     Release. Each Obligor hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against the Administrative Agent, the Collateral Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) under the Credit Agreement and the other Loan Documents (and each other document entered into in connection therewith), and (b) the Administrative Agent, the Collateral Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Obligors and their Affiliates under the Credit Agreement and the other Loan Documents (and each other document entered into in connection therewith) that are required to have been performed on or prior to the date hereof. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Obligor (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge the Administrative Agent, the Collateral Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the date hereof directly arising out of, connected with or related to this Amendment, the Credit Agreement or any other Loan Document (or any other document entered into in connection therewith).

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

MONROE CAPITAL CORPORATION,
as Borrower

By:	/s/ Theodore L. Koenig
Name: Theodore L. Koenig
Title: CEO

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

ING CAPITAL LLC, as Administrative Agent and a Lender

By:	/s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

By:	/s/ Dina T. Kook
Name: Dina T. Kook, CFA
Title: Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

CIBC BANK USA (f/k/a The PrivateBank and Trust Company), as a Lender

By:	/s/ Rob Dmowski
Name: Rob Dmowski
Title: Managing Director

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Alexandra E. Dressman
Name: Alexandra E. Dressman
Title: Authorized Signer

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]

TIAA, FSB as successor in interest to certain assets of EverBank Commercial Finance, Inc., as a Lender

By:	/s/ Martin O’Brien
Name: Martin O’Brien
Title: Director

[Signature Page to Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement]